As filed with the Securities and Exchange Commission on November 17, 2011

Securities Act Registration No. 33-10451

Investment Company Act Registration No. 811-4920

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                            X

Post-Effective Amendment No. 61            X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No. 63                                     X

(Check appropriate box or boxes)

WASATCH FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (801) 533-0777

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective:

(    )          immediately upon filing pursuant to paragraph (b)

(    )          on                      pursuant to paragraph (b)

(    )          60 days after filing pursuant to paragraph (a)(1)

(     )         on              pursuant to paragraph (a)(1)

(    )          75 days after filing pursuant to paragraph (a)(2)

( X  )        on January 31, 2012 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(    )this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Deeper, Disciplined InvestingTM

800.551.1700 • www.wasatchfunds.com

Subject To Completion Preliminary Prospectus dated November 17, 2011

PROSPECTUS

[January 31], 2012

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND

Investor Class shares [Ticker Symbol]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND —Summary

(Investor Class Shares)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term appreciation of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Short-Term Redemption Fee (as a % of amount redeemed on shares held 90 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management Fee	[ ]%
Distribution/Service (12b-1) Fee	None
Other Expenses[1]	%
Total Annual Fund Operating Expenses[1]	%
Expense Reimbursement	%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%
1

Other Expenses are based on estimated expenses for the Fund for its first full fiscal year. Wasatch Advisors, Inc. has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of [    ]% (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations) until at least January 31, 2013.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class Shares	$	$

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL STRATEGIES

The Fund invests primarily in the equity securities of companies of all capitalizations that are tied economically to frontier markets and small emerging market countries.

Under normal market conditions, we will invest at least 80% of the Fund’s assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies that are tied economically to frontier markets and small emerging market countries.

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“Frontier markets” include any country that is outside the MSCI All Country World Index, and also any country that is currently included in the Russell Frontier Index, the S&P Frontier Markets BMI Index, the MSCI Frontier Markets Index, or similar market indices, or that, in our opinion, have similar characteristics regardless of their inclusion on an index. “Emerging markets” include those countries currently considered to be developing by the MSCI Emerging Markets Index. We consider a “small emerging market country” to be any country that individually constitutes not more than 7% of the MSCI Emerging Markets Index or the S&P Emerging Markets BMI Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in a frontier market or small emerging market country, that are legally domiciled in a frontier market or small emerging market country, that have at least 50% of their assets in a frontier market or small emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a frontier market or small emerging market country. The Fund will not be required to sell a security because the market to which it is economically tied is no longer what we consider a frontier market or a small emerging market country.

In general, frontier markets and small emerging market countries, with the exception of the oil-producing Gulf States, tend to have relatively low gross national product per capita compared to the larger traditionally- recognized emerging markets and the world’s major developed economies. Frontier and small emerging market countries include the least developed markets even by emerging markets standards. Frontier markets and small emerging market countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.

The Fund may invest in the equity securities of companies of any size, although expect a significant portion of the Fund’s assets to be invested in the equity securities of companies under $3 billion U.S. at the time of purchase.

We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom up” fundamental analysis with the objective of owning the highest quality growth companies tied economically to frontier markets and small emerging market countries.

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.

The Fund may invest a large percentage of its assets in a few sectors, including the financial sector.

We may also invest in Initial Public Offerings (IPOs).

The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets and larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns.

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Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Financial Sector Risk. The financial sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

PERFORMANCE

Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. However, the Wasatch Frontier Emerging Small Countries Fund has not yet commenced operations and does not have a full calendar year of performance.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

Laura Geritz

Lead Portfolio Manager

Since Inception

PURCHASE AND SALE OF FUND SHARES

INVESTMENT MINIMUMS

Investor Class Shares
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

SUBSEQUENT PURCHASES

Investor Class Shares
Regular Accounts and IRAs	$100
Automatic Investment Plan	$100 per quarter and/or $50 monthly

• You may purchase, redeem or exchange Fund shares on any day the New York State Exchange is open for business.

• You may sell shares online at www.wasatchfunds.com, via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.

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• You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI, 53201-2172 or via overnight delivery to: Wasatch Funds, 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301. The letter should include your name, Fund Name, class share, account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.wasatchfunds.com or by calling a shareholder services representative.

TAX INFORMATION

Dividends and capital gain distributions you receive from your Wasatch Funds investments are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of Wasatch Funds through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT PROCESS

Securities for the Fund are recommended by an experienced in-house research team. The Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objectives and strategies.

The research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process includes pre-screening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

BUYING SECURITIES

Decisions to buy securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance.

SELLING SECURITIES

Decisions to sell securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:

•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Foreign Securities Risk. The Fund invests in foreign securities. Foreign securities may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S.

Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. While the Fund may have some ability to hedge against fluctuations in foreign currency exchange rates, it has no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries, including India. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Emerging and Frontier Emerging Market Investments. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in developing countries with limited or immature capital markets. Security prices and currency valuations in emerging and frontier emerging markets can be significantly more volatile than in the more established markets of the developed nations, reflecting the greater uncertainties of investing in less mature markets and economies. In particular, developing countries may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on

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foreign ownership, or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable than in developed markets. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Fund.

Early Stage Company Risk. The Fund may invest in early stage companies. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile or speculative than the securities of larger companies.

Exchanged Traded Funds (ETFs) Risk. The Fund may invest in ETFs in excess of the limits imposed under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by such funds (such as the use of leverage). Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Initial Public Offerings (IPOs) Risk. The Fund may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Liquidity Risk. Liquidity risk exists when the market for particular securities or types of securities are or become relatively illiquid, so that the Fund is unable or it becomes more difficult for the Fund to sell the security at the price at which the Fund has valued it. Illiquidity may result from political, economic or issue-specific events or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors.

CASH/TEMPORARY DEFENSIVE POSITIONS

If the research team is unable to locate attractive investment opportunities for the Fund, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.

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For example, we may temporarily increase the Fund’s cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. We reserve the right to invest all of the Fund’s assets in temporary defensive positions.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund’s portfolio whenever the Fund’s portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

OTHER INVESTMENT STRATEGIES

The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks, see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).

FUND NAME AND INVESTMENT POLICIES

The Frontier Emerging Small Countries Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

FUNDAMENTAL POLICIES

The Fund’s investment objective can be changed without shareholder approval. Certain policies of the Fund cannot be changed without a shareholder vote. These policies are described in the SAI.

PORTFOLIO SECURITIES DISCLOSURE

The Funds’ portfolio securities disclosure policy is described in the SAI.

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MANAGEMENT

INVESTMENT ADVISOR

The investment advisor for the Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and the Fund are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of                     , 2011, the Advisor had approximately $     billion in assets under management.

The Advisor is responsible for investing the Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Fund’s business affairs.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

The Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory and Service Contract with respect to the Frontier Emerging Small Countries Fund will be available in the Funds’ [Semi-]Annual Report dated                     .

The Fund pays the Advisor a management fee of     % of average daily net assets.

The Advisor has contractually agreed to limit the expenses of the Fund at least through [January 31, 2013], to     % of average net assets computed on a daily basis. The Advisor will pay all expenses, excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitation. Acquired Fund fees and expenses are also excluded from this contractual limitation. The Advisor may rescind this contractual limitation on expenses any time after [January 31, 2013].

Management fees and net expenses for the Fund are higher than those paid by many mutual funds.

PORTFOLIO MANAGERS

The Fund is managed using a team approach. The Wasatch research team consists of the Chief Investment Officer, 16 portfolio managers and 13 securities analysts.

The lead portfolio manager is responsible for making investment decisions for the Fund in accordance with the Fund’s investment objectives and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individual listed in the table below is primarily responsible for the day-to-day management of the Fund.

Name of Fund	Lead Portfolio Managers
Frontier Emerging Small Countries Fund	Laura Geritz

Laura Geritz, CFA has been a lead portfolio manager of the Frontier Emerging Small Countries Fund since 2011. She joined the Advisor in 2006 as a Senior Equities Analyst for the International Growth and International Opportunities Funds. Prior to joining the Advisor, Ms. Geritz worked at Mellon Corporation from 2004 to 2006 as a Senior Managing Analyst on a micro cap and a small cap growth fund. Ms. Geritz started her career in the securities industry at American Century Investments in 1999 as a bilingual Investor Relations Representative. She was quickly promoted to an analytical role, recommending stocks to a large cap fund and two mid-cap funds, in 2000, and became a full-time member of the large cap domestic growth team in 2001. She served as an Investment Analyst at the firm from 2001, analyzing companies and making portfolio management decisions, until she relocated to Denver, Colorado, in late 2003. Shortly after relocating, she joined Mellon Corporation as an analyst. Ms. Geritz graduated with honors from The University of Kansas with a Bachelor of Arts in Political Science and History. Later, she earned a Master’s Degree in East Asian Languages and Cultures. Before completing her Master’s, Ms. Geritz spent a year living and teaching English in Japan.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

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SERVICE PROVIDERS

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

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SHAREHOLDER’S GUIDE

INVESTMENT MINIMUMS

New Accounts	$2,000

New Accounts with an Automatic Investment Plan	$1,000

Individual Retirement Accounts (IRAs)	$2,000

Coverdell Education Savings Accounts	$1,000

Make checks payable to Wasatch Funds

HOW TO CONTACT WASATCH

  ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

  TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

  MAIL

REGULAR MAIL DELIVERY

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

OPEN A NEW ACCOUNT

For policies governing the following transactions and services, please see “Account Policies”.

New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

  ONLINE

Visit Wasatch Funds’ web site, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.

Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

  TELEPHONE

Complete the appropriate application and call for instructions on how to open an account via wire.

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  MAIL

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

PURCHASE SHARES FOR AN EXISTING ACCOUNT

  ONLINE

If you have previously established bank information, you may add to your account in amounts of $100 or more.

  TELEPHONE

You may add to your account via electronic funds transfer in amounts of $100 up to $50,000 ($100,000 for corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

  MAIL

Complete the additional investment form from your statement or write a note that includes the name of the Fund, name of the account and the account number. Mail the form or note and a check.

  WIRE

Have your bank send your investment to:

•	UMB Bank, N.A.
•	ABA Number 101000695

For credit to Wasatch Funds

•	Account Number 987-060-9800

For further credit to:

•	Wasatch (name of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

  AUTOMATICALLY

Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

The minimum for subsequent automatic investments is $50 per month or $100 per quarter.

SELL (REDEEM) SHARES

  GENERAL

•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

  ONLINE

You may sell shares in amounts of $500 up to $50,000.

  TELEPHONE

You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

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  MAIL

Send Wasatch Funds a letter that includes:

•	Your name
•	The Fund name(s)
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)

 For IRA accounts, please obtain an IRA Distribution Form from our web site or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

  AUTOMATICALLY

Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

This plan allows you to make monthly, quarterly, semiannual or annual redemptions of $50 or more.

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ACCOUNT POLICIES

WHY WASATCH CLOSES OR REOPENS FUNDS

The Advisor or the Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. We believe that closing Funds or restricting inflows through some or all channels from time-to-time is in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund. The SAI provides more detailed information about why and when the Fund may be hard closed or soft closed.

HOW WASATCH CLOSES OR REOPENS FUNDS

Fund closings or reopenings will be posted on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to Fund closings at least two weeks prior to the effective date of the closing. You may sign up on the Fund’s web site to receive an electronic notification of Fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.

Each change in the Fund’s status also will be filed electronically with the SEC. Please see “Other Important Information” about how to view or obtain copies of documents filed with the SEC.

POLICIES TO PREVENT MARKET TIMING

Short-term trading or “market timing” involves frequent purchases and redemptions of Fund shares and may present risks for long-term shareholders of the Fund including among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund’s portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of the Fund, which primarily invests in securities that are listed on foreign exchanges, take advantage of time zone differences between the close of foreign markets on which the Fund’s securities trade and the close of the U.S. markets, which is when the Fund’s share price is calculated. Arbitrage opportunities may also occur in Funds that do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

Wasatch Funds are intended as long-term investments. Therefore, the Fund’s Board of Trustees has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Fund has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Fund inappropriately, imposing a 2.00% redemption fee on shares held 90 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting.

The Fund cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Fund executes agreements with intermediaries that obligate them to provide certain shareholder data so the Fund may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased the Fund through financial intermediaries that do not execute the new information sharing agreements may be restricted from purchasing additional shares of the Fund (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

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REQUIRED INFORMATION

Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS

•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
•	The minimum initial investment for Individual Retirement Accounts (IRAs) is $2,000. Education Savings Accounts and regular accounts opened with an automatic investment plan is $1,000.
•

Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly or $100 quarterly.

•	The Fund reserves the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS

•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan

 There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type.

TYPES OF EDUCATION SAVINGS PLANS

•	Coverdell Education Savings Account

PREMIER SERVICES

Shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $250,000 for three consecutive months may qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:

•	Priority e-mail notification of new and reopened Funds.
•	Quarterly comments from Wasatch portfolio managers.
•	Option to receive monthly statements.
•	Exemptions for outgoing wire and IRA maintenance fees.
•	Access to a personal relationship manager.
•	Shareholders with account balances greater than $500,000 receive detailed quarterly investment reports.
•	Accounts that drop below the $250,000 minimum may no longer be eligible for Premier Services.
•	The Fund reserves the right to modify Premier Services eligibility requirements, benefits or services at any time.

NO CANCELLATIONS

Please place your transactions with care. The Fund will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES

•	There are no sales charges to purchase shares of the Fund.
•	The purchase price of your shares will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.
•	Purchases must be made in U.S. dollars.

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•	The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•

The Fund reserves the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Wasatch Federated Money Market Account (Money Market Fund).

•

Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the transfer agent.

•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•

When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Fund due to incorrect bank information.

•	A $20 fee will be assessed if your online purchase cannot be made for any reason. See also “Insufficient Funds Policy”.

SELLING (REDEEMING) SHARES

•	You may request that the Fund redeem all or a portion of your shares.
•	The price of shares you redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.
•

Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.

•	You may redeem shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) online or by telephone.
•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	The Fund does not accept redemption requests made via fax.
•	The Fund will mail a check to the address on your account within seven days after the transfer agent receives your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	The Fund can delay payment of redemption proceeds for up to seven days at any time.
•

Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the transfer agent.

•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Fund reserves the right to redeem in kind.
•	The Fund reserves the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances”.
•	Redeeming shares may result in a taxable capital gain or loss.
•

Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

REDEMPTION FEE

•	The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held 90 days or less, except as noted below.
•	Exchanges on shares held 90 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges into or out of the Money Market Fund will not trigger the redemption fee.
•

The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining

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whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain the transferer’s “age” of the shares in the hand of the transferor.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•

The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with the anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened.

•

The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Trustees.

•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•

The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.

•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

•

The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

•

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

HOW FUND SHARES ARE PRICED

•

The Fund’s share price changes daily, so the price of shares you wish to purchase or redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.

•

The Funds’ share price, or Net Asset Value (NAV), is calculated by (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

•	The Fund’s share price is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•

The Fund’s share price will not be calculated on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

•

The Fund’s investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent the Fund invests in registered open-end investment companies (other than exchange traded funds), such investments are valued based on the NAV of such funds and the prospectuses of such funds will explain the circumstances under which these companies will be using fair value pricing and the effects of using fair value pricing.

•	If market quotations are not readily available for the Fund’s investments in securities such as restricted securities, private

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placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Fund with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures.
•

The Fund’s investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Fund with oversight by the Board of Trustees if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, the Fund may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.

•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.
•

The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s share price is not calculated. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

MEDALLION SIGNATURE GUARANTEE

 A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons.

Medallion signature guarantees are required by Wasatch Funds in the following cases:

•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts).
•	To request a wire transfer or ACH of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents) showing the name change.
•	To add telephone privileges.

 The Fund reserves the right to require a Medallion signature guarantee under other circumstances.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

 Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

 A Medallion signature guarantee may not be provided by a notary public.

AUTOMATIC INVESTMENT PLAN (AIP)

•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Fund does not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•

When your AIP has been established, the bank or financial institution you designate can begin debiting a pre-authorized amount from your account on a specified date to purchase shares for your Fund account.

•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

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SYSTEMATIC WITHDRAWAL PLAN (SWP)

•	You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•

You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

•	You may terminate the SWP at any time without charge or penalty.
•	The Fund may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

EXCHANGING SHARES

•

Fund shares may be exchanged for any class offered of other Wasatch Funds on days the NYSE is open for business based on their relative net asset values provided you meet the eligibility requirements for the class into which you desire to exchange your shares.

•	The price of shares being exchanged will be determined the next time the Fund’s share price is calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing”.
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account.
•	New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•

Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

•

To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ web site or by calling a shareholder services representative.

•	Exchanges on shares held 90 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it is specifically declined.
•	The Fund does not accept exchange requests made via fax.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Fund.
•	Exchanging shares may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

EXCHANGES BETWEEN WASATCH FUNDS AND THE Wasatch FEDERATED MONEY MARKET ACCOUNT

•

You may exchange all or a portion of your investment in the Fund for shares of the Money Market Fund, a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The Money Market Fund and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. SHARES OF THE FEDERATED MONEY MARKET ARE NOT OFFERED BY THIS PROSPECTUS.

•	Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.
•	Shareholders may not exchange Money Market Fund shares to purchase shares of Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.

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•

Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Fund’s shares are priced, unless it is the business day prior to a bank holiday. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	You will begin accruing income from the Money Market Fund the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus of the Money Market Fund prior to exchanging into it.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

Information about eligible purchases in to closed Funds can be found in the SAI or by calling a shareholder services representative.

PURCHASING AND SELLING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by the Fund, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•

The Fund and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Fund and provide administrative services with respect to customers who are beneficial owners of shares of the Fund. The Fund and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Fund.

•

The Advisor may pay additional compensation, out of profits derived from the Advisor’s management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers, third-party record keepers, and other industry professionals) for the sale and/or distribution of the Fund’s shares or the retention and/or servicing of shareholders’ accounts (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees payable by the Fund, or any other fees described in the fee tables or elsewhere in the Prospectus or SAI. Examples of revenue sharing payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial institution’s sales force; granting the Advisor access to the financial institution’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial institutions, from time to time. The revenue sharing payments may be substantial, and may be different for different financial institutions depending on the services provided. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institutions customers.

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER REPORTS

    We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our web site.

    Annual reports are dated September 30, the close of the Fund’s fiscal year, and contain important information about the Fund, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Fund’s performance and portfolio holdings as well as unaudited financial statements.

    To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you

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would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.

    Additional copies of shareholder reports are available by downloading them from our web site or calling a Shareholder Services representative.

ACCOUNT STATEMENTS

    Account statements will be mailed quarterly, or you may receive quarterly statements via e-mail if you consent to Electronic Document Delivery on our web site. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the automatic investment plan, you will receive confirmation of your purchases quarterly.

    We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.

ESTABLISHING A HOUSEHOLD RELATIONSHIP

    You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge and Association.

    If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

VERIFICATION OF ACCOUNT STATEMENTS

    You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.

COST BASIS TAX REPORTING

    For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

    As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

    The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

INVOLUNTARY REDEMPTION

    The Fund reserves the right to redeem the shares held in any account if the account balance falls below $500 unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days’ written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES

    The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares

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by mail, overnight express delivery or online. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD

    The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY

    The Fund reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Fund will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover losses due to fluctuations in share price.

THIRD PARTY CHECKS

    To guard against check fraud, the Fund will not accept checks made payable to third parties.

CHANGES TO BANK INFORMATION

    Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

REGISTRATION CHANGES

    To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.

ADDRESS CHANGES

    To change the address on your account, visit our web site, call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

ABOUT THE MONEY MARKET FUND

    Please be sure to read the separate prospectus for the Money Market Fund carefully before investing in it. The Money Market Fund is managed by Federated Investment Management Company, not by Wasatch Advisors, Inc. Federated Investment Management Company is not an affiliate of Wasatch Advisors, Inc. or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund.

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DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

    In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

    Dividends from stocks and interest earned from other investments are the Fund’s main sources of investment income. It is intended that substantially all of the Fund’s net investment income, if any, will be distributed at least annually as dividends to shareholders. As noted below, the Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

CAPITAL GAINS

    When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

    Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

    Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after the Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

FEDERAL INCOME TAXES

    This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

    This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

    As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

    The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Fund, will constitute “qualified dividends” eligible for the maximum federal income tax rate of 15% for taxable years beginning before January 1, 2013. In certain cases (for example with some capital gains attributable to REIT shares) a higher rate applies. The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”

    Distributions paid from the Fund’s long-term capital gains and properly reported by the Fund as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

    The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

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    To the extent that the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Fund and tax regulations.

    Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from the Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

    The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

    To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends taxed to you including your share of taxes paid to other countries and that may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

    If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

    In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from a Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

    Distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

WHEN YOU WILL RECEIVE TAX INFORMATION

    After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.

    Account tax information will also be sent to the IRS.

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FINANCIAL HIGHLIGHTS

The Frontier Emerging Small Countries Fund has not commenced operations as of the date of this prospectus, therefore no financial highlights are shown for the Fund.

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OTHER IMPORTANT INFORMATION

GENERAL

This Prospectus is for the Investor Class shares of the Wasatch Frontier Emerging Small Countries Fund. No other share classes are currently offered for the Fund. If you have any questions about Wasatch Funds or would like more information, please contact Wasatch as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (SAI), annual or semi-annual reports, or quarter-end portfolio holdings on the Fund’s web site at www.wasatchfunds.com or by contacting Wasatch at the telephone number or address noted below.

The SAI provides more details about the Fund and its policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The reports will contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance for the most recent six- and 12-month periods.

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

CONTACT THE SEC

You can go to the SEC’s web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.

Investment Company Act File Number: 811-4920

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Subject to Completion Preliminary Statement of Additional Information dated November 17, 2011

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS TRUST

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Wasatch Frontier Emerging Small Countries Fund

Investor Class shares (        )

[January 31,] 2012

WASATCH FUNDS TRUST (“Wasatch Funds” or the “Trust”) is an open-end management investment company issuing shares in 19 separate series (collectively, the “Funds”) each of which is publicly offered and one of which is described herein: Wasatch Frontier Emerging Small Countries Fund (the “Frontier Emerging Small Countries Fund”). This Statement of Additional Information (the “SAI”) relates to the Investor Class Shares of the Frontier Emerging Small Countries Fund.

This SAI is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated [January 31,] 2012. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

P.O. Box 2172 Milwaukee, WI 53201-2172 www.wasatchfunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998 and reorganized into a Massachusetts business trust on March 31, 2010. The Wasatch Frontier Emerging Small Countries Fund, a series of the Trust, commenced operations on                  , 2012.

The Fund is advised by Wasatch Advisors, Inc. (the “Advisor”).

Open/Closed Status of Fund. The Fund is open to investors.

FUND INVESTMENTS

Wasatch Funds is an open-end management investment company currently offering 19 separate series including the Frontier Emerging Small Countries Fund.

The Frontier Emerging Small Countries Fund is a non-diversified fund, which means that the Fund is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. The Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Prospectus has a description concerning the investment objectives and policies of the Fund. The investment policies of the Fund, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Fund (the “Board” or the “Board of Trustees”) without the authorization of the Fund’s shareholders. There can be no assurance that the Fund will achieve its objective or goal.

Fund Names and Investment Policies. The Frontier Emerging Small Countries Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

The Fund’s principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Fund’s investment strategies and the associated risks.

Borrowing to Purchase Securities (Leveraging). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value (“NAV”) of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the NAV of the Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund’s securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Fund, the Advisor will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking Fund or other protective conditions; diversification of the Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized statistical rating organizations (“NRSRO”) or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Fund may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund’s portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund’s portfolio. If the market declines as anticipated, the value of stocks in the Fund’s portfolio would decrease, but the value of the Fund’s futures contracts would increase. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and is therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Fund’s investments in futures contracts and commodity options, and the Fund’s policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

Put and Call Options. The Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Fund. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Fund will write only “covered” put and call options.

A call option written by the Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by the Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, the Fund would be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Fund (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons the Fund would purchase an ETF. For example, the Fund could purchase an ETF to temporarily gain exposure to a portion of [the U.S. or] a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion may involve dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual fund to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

Foreign Securities. The Frontier Emerging Small Countries Fund may invest in securities issued by foreign companies without limitation. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets and Frontier Emerging Markets. The Fund invests in securities issued by companies domiciled in countries with emerging markets. Investing in securities of issuers domiciled in countries with emerging securities markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Fund may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within the emerging markets and frontier emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the governments to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market and frontier emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future.

Frontier emerging market countries generally have smaller economies or less developed capital markets than traditional emerging market countries, and as a result, the risks of investing in frontier emerging market countries are magnified.

Share Blocking. In addition, investing in frontier emerging markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult, with the particular requirements varying widely by country. In certain countries, the block cannot be removed at all.

Share blocking may present operational challenges for the Fund, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “buy in” situations, where, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or the transfer agent.

Illiquid Securities. Under SEC rules an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including securities issued in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “1933 Act” (“Rule 144A Securities”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which the Fund may invest include securities issued by corporations without registration under the 1933 Act, such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

The fair value of these securities will be determined by the Joint Pricing Committee of the Advisor and the Fund with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of the Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1/3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money market instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate NRSROs (e.g., S&P and Moody’s) in one of the two highest rating categories for short-term debt obligations. The Fund may also invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”)or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the FDIC.

Mortgage-Related Securities. The Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

The Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Fund may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor or the Fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-Investment Grade Securities. The Fund may invest up to 10% of its total assets in non-investment grade securities subject to the following. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund’s NAV. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund’s assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of the Joint Pricing Committee of the Advisor or the Fund’s Board of Trustees to accurately value the Fund’s non-investment grade securities and the Fund’s assets and may also adversely affect the Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. The Fund may be more dependent upon the Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Fund’s custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Fund may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities of Other Investment Companies. The Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which the Fund may rely. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (The Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Fund currently intends to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above.

With respect to the Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, the Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its

Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” the Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. Government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. The Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows the Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

The Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor to be creditworthy.

United States Government Securities. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS). The Fund may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference

CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (“TRADES”) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Fund, the same criteria as set forth above for commercial paper for the Fund. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Fund may acquire variable and floating rate securities, subject to the Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Fund will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of the Fund’s limitation on investments in illiquid securities, as set forth in the Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a “when-issued” basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

FUND RESTRICTIONS AND POLICIES

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in a fundamental policy affecting the Fund may be effected with the approval of a majority of the outstanding shares of the Fund.

The Frontier Emerging Small Countries Fund may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.

Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.

Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

The Frontier Emerging Small Countries Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations (i.e., companies in the process of reorganization or buy-out).

6.	Engage in short sales of securities when these transactions would cause the market value of all of the Fund’s securities sold short to exceed 15% of its net assets.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Trustees has adopted Policies on Releasing Portfolio Securities for the Fund (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Fund and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Fund to prevent the selective disclosure of non-public information concerning the Fund. The Board and the Advisor considered each of the circumstances under which the Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund’s shareholders and those of the Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Fund and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Fund, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy.  No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below:

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Disclosure of Mutual Fund Holdings on a Lag.  The Fund may publicly disclose all calendar quarter-end mutual fund holdings for the most recent calendar quarter, including a list of top ten holdings, after a 30-day delay. No date other than calendar quarter end may be used for the most recent calendar quarter. Month-end holdings may be made available for time periods prior to the most recent calendar quarter. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or e-mailing shareholderservice@wasatchfunds.com. Holdings are provided to Morningstar and Lipper quarterly after a 30 day delay.

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Disclosure to Service Providers.  Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. FactSet), proxy voting services (e.g.RiskMetrics), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Fund’s portfolio holdings in connection with their official duties and responsibilities. As of September 30, 2011, the Fund’s service providers were the Advisor, State Street Bank and Trust Company (custodian, fund accountant and administrator), ALPS Distributors, Inc., LLC (distributor), UMB Fund Services, Inc. (transfer agent), PricewaterhouseCoopers LLP (independent registered public accounting firm), Chapman and Cutler LLP (independent counsel) and State Street Analytics, Rogers Casey (consultant), FactSet and Bloomberg. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

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Disclosure of Aggregate Portfolio Characteristics.  Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about the Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

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Disclosure of Portfolio Holdings to Certain Analytic Companies.  Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of September 30, 2011, the Fund’s complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: Rogers Casey, State Street Analytics, FactSet, Research Systems, Inc. and Bloomberg, L.P.

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Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading.  The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Fund. Such disclosure varies and may be as frequent as daily, with no delay.

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Disclosure of Individual Portfolio Holdings.  Certain research analysts and other senior officers or spokespersons of the Advisor or Fund may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information.

Disclosure as Required by Law.  The Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or the Fund as required by applicable laws, rules and regulations must be authorized by the Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies.  The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Trustees and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are supervised under its Board of Trustees. The Board consists of five trustees who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1]and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Independent Trustees
James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19

Private companies and foundations.

Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.

Director, University of Utah Research Foundation (technology and real estate foundation affiliated with University of Utah) since 1998.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Retired Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	19	None
D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Trustee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	19	None
Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Trustee	Indefinite	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Interested Trustee
Samuel S. Stewart, Jr.[4], Ph.D. CFA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None

1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

3.	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.
4.	Mr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Vice President	Indefinite Served as Vice President since February 2007

General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008

Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Vice President	Indefinite Served as Vice President since February 2008

Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds from November 2008 to May 2009; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since 2002.

Leadership Structure and the Board of Trustees. The Board of Trustees oversees the operations and management of the Fund, including the duties performed for the Fund by the Investment Advisor and other service providers. The Board is currently composed of five Trustees, including four Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act. Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund’s Advisor, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust on behalf of the Fund and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Fund’s day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports generally are provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. In addition to these regularly scheduled meetings, the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In addition, in conjunction with regularly scheduled Board meetings and committee meetings, the Independent Trustees meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the Service Providers, and with the Trust’s CCO’s. The Independent Trustees also meet in executive session among themselves and periodically with independent legal counsel. The Trustees also meet informally, generally quarterly, with management of the Advisor to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Fund’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chairman that is an independent Trustee. The Board recognizes that the chairman can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with Service Providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. James U. Jensen serves as the independent Chairman of the Board. Under the Trust’s By-laws, the Chairman (or, if the Chairman is unable to attend any such meeting, the Chairman’s designee) shall preside at all meetings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (the “Nominating Committee”), standing committees that it has established which report back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Swinyard, and Croft and Ms. Allison are each members of the Audit Committee with Mr. Swinyard serving as Chair. Under the charter, the primary purposes of the Audit Committee include to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Fund’s financial statements and independent audit thereof; to assist the Board’s oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent public accountants and the full Board of Trustees; to assist the Board oversight of the Fund’s internal audit function (if any); and to approve prior to appointment, the engagement of the Fund’s independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund. The Audit Committee met              times during the fiscal year ended September 30, 2011.

In addition to the Audit Committee, the Board has also established the Nominating Committee. The Nominating Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Swinyard, and Croft and Ms. Allison are each members of the Nominating Committee with Mr. Croft serving as Chair. Under the charter, the primary responsibilities of the Nominating Committee include: determining matters of corporate governance (including the evaluation of Board and committee performance, committee processes, and trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Wasatch Funds,             . During the fiscal year ended July 31, 2011, the Nominations Committee did not meet. The Nominating Committee is newly created and has not met during the fiscal year ended September 30, 2011.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Fund. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Fund.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith;

(4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving the written and oral reports of the CCO at each of its quarterly meetings, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Fund’s Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness), as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Samuel S. Stewart, Jr., Ph.D.  Dr. Stewart, an interested Trustee of the Trust, founded the Advisor. Since its inception in 2006, Dr. Stewart has been a lead Portfolio Manager for the Wasatch Strategic Income Fund, and since 2008, a lead Portfolio Manager of the Wasatch World Innovators Fund (formerly the Wasatch Global Science & Technology Fund). Prior to founding the Advisor, Dr. Stewart was Chief Financial Analyst with the U.S. Securities Exchange and Commission in the Division of Investment Management. Dr. Stewart was also a Professor of Finance at the Columbia School of Business from 1970 to 1974, and a Professor of Finance at the University of Utah School of Business from 1975 to 1998. Dr. Stewart received a Master of Business Administration in 1969 and a Doctorate in Finance in 1970 from Stanford University, where he held the Alfred P. Sloan Jr. Fellowship. Previously, he attended Northwestern University as an Austin Scholar and graduated with a Bachelor of Science in Business Administration in 1966. Dr. Stewart is a member and past President of the Salt Lake City Society of Financial Analysts.

James U. Jensen.  Mr. Jensen, the Trust’s independent Chairman, has significant experience with the Trust having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Since April 2008, Mr. Jensen also has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies. From 2001 to 2008, Mr. Jensen also co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Chairman of the Board of Bayhill Capital Corporation and is a Director of the University of Utah Research Foundation. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Governance (“NACD”). Mr. Jensen graduated with a BA degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

William R. Swinyard, Ph.D.  William R. Swinyard, Ph.D. Dr.  Swinyard, a disinterested Trustee of the Trust, is a private investor, and Emeritus Professor of Marketing at Brigham Young University. Dr. Swinyard has significant experience with the Trust having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Dr. Swinyard also serves as Chairman of the Audit Committee since 2004. From 1978 to 2007, Dr. Swinyard was on the faculty of the Brigham Young University Marriott School of Management, where he was Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing. Dr. Swinyard received his B.A. degree in English from Brigham Young University (1965), his MBA from the University of Michigan (1967) and his Ph.D. from the Stanford University Graduate School of Business (1976).

D. James Croft, Ph.D.  Dr. Croft, a disinterested Trustee of the Trust, has served as a Trustee of the Trust (or a director of its predecessor) since 2005. Since 2004, Dr. Croft has been a consultant to the mortgage industry on various issues, including mortgage quality, identification of mortgage fraud, strategic planning and client development. From 1990 to 2004, Dr. Croft founded and was an executive director of the Mortgage Asset Research Institute. Prior to founding the institute, Dr. Croft served as the Chief Credit Officer at the Federal Home Loan Mortgage Corporation from 1988 to 1990. Dr. Croft has served in several other posts, including: the Chief National Examiner for the Federal Home Loan Bank Board from 1981 to 1983; a Partner in MCS Associates, a financial institutions consulting firm from 1984 to 1987; and a full time Vice Chairman of the board of directors of a large savings bank from 1987 to 1988. He was on the faculty of the College of Business at the University of Utah from 1970 to 1981 where he was a professor of statistics and operations research. Dr. Croft received his bachelors degree in mathematics from Stanford University in 1964. In addition, he has MBA and PhD degrees awarded by Northwestern University in 1966 and 1970, respectively.

Miriam M. Allison.  Ms. Allison, a disinterested Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant, transfer agent and served as its chief executive officer and Chairman of the Board. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, renamed it UMB Fund Services and Ms. Allison remained with the company as chief executive officer until 2003 and Chairman of the Board until 2005. Previous to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Since 2006 to present, Ms. Allison also serves as a director for the board of Northwestern Mutual Fund Series, Inc. (representing 27 portfolios) and serves as chair of its audit committee for the past year. Ms. Allison received her bachelor in economics from the University of Wisconsin Madison in 1971.

Trustees’ Fund Holdings as of December 31, 2011.  As of             , 2011, the directors owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
Interested Trustee
Samuel S. Stewart, Jr.
Frontier Emerging Small Countries Fund
Independent Trustees
James U. Jensen
Frontier Emerging Small Countries Fund
William R. Swinyard
Frontier Emerging Small Countries Fund
D. James Croft
Frontier Emerging Small Countries Fund
Miriam M. Allison
Frontier Emerging Small Countries Fund

Compensation. Effective January 1, 2012, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $            per year for services rendered and a fee of $            for each Board of Trustees meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $            for each Audit Committee meeting attended and held telephonically. Also, the members of the Nominating Committee receive a fee of $            for each Nominating Committee meeting attended and held telephonically. In addition, each Independent Trustee receives a fee of $            for attendance at an executive session not held in conjunction with a Board of Trustees meeting and $            for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $            a year as Chairman and $            for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee receives an additional fee of $            per year as Chairman and $            for attendance in person or telephonically at an Audit Committee meeting and the Chairman of the Nominating Committee receives an additional fee of $            per year as Chairman and $            for attendance in person or telephonically at an Nominating Committee meeting.

Prior to January 1, 2012, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $50,000 per year for services rendered and a fee of $8,000 for each Board of

Trustees meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $4,000 for each Audit Committee meeting attended and held telephonically. In addition, each Independent Trustee receives a fee of $1,000 for attendance at an executive session not held in conjunction with a Board of Trustees meeting and $8,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $10,000 a year as Chairman and $1,600 for attendance in person or telephonically at a Board meeting and the Chairman of the Audit Committee receives an additional fee of $5,000 per year as Chairman and $400 for attendance in person or telephonically at an Audit Committee meeting.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2011 (exclusive of out-of-pocket expenses reimbursed).

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Interested Trustee
Samuel S. Stewart, Jr.	$	$	$
Independent Trustees
James U. Jensen	$	$	$
William R. Swinyard	$	$	$
D. James Croft	$	$	$
Miriam M. Allison	$	$	$

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about the Fund’s investment activities. The Fund and the Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the respective Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access persons under the Advisor’s Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Trust’s and the Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Trust on behalf of each of its series (except the Emerging India Fund and Frontier Emerging Small Countries Fund) has filed with the SEC their proxy voting records on Form N-PX for the 12-month period ended June 30, 2011. Form N-PX must be filed by the Trust on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Fund’s web site at www.wasatchfunds.com or the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Advisor owned all of the outstanding shares of the Fund. As a result, as of such date the Advisor owned a controlling interest in the Fund, and shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. As of the date of this SAI, the Trustees and Officers owned less than __% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for the Fund under an advisory and service contract with the Trust on behalf of the Fund. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management of approximately $         billion as of September 30, 2011. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is an officer and director of the Advisor and is also an interested director of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Chief Executive Officer, Treasurer and Director; Karey D. Barker, Vice President and Director; Roger D. Edgley, Director; Gene Podsiadlo, Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor, the following also hold positions with the Trust: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under the Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Frontier Emerging Small Countries Fund	%

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, the Fund. The Advisor is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Trust.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Fund’s assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the other party. The Advisory and Service Contract shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of the Trust, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Fund’s fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Fund.

The Advisor has contractually agreed to limit until [January 31, 2013] the total annual fund operating expenses of the Frontier Emerging Small Countries Fund to         % of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses and dividend expense on short sales are excluded from the contractual fee waiver.

General Information

Administrator.  The Trust has entered into an administration agreement, with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to the Funds. Pursuant to an administration agreement effective July 1, 2005, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. As compensation for its services, the Administrator receives an annual fee based upon a percentage of the average daily net assets of the Fund.

Fund Accountant.  Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Fund. Under the agreement with State Street, the cost to the Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0140% and decreasing if the assets exceed $3.5 billion.

Distributor.  Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Fund pursuant to a Distribution Agreement between the Trust and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Fund’s agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent.  UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Fund’s transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian.  State Street also serves as custodian of the assets of the Fund and is responsible for among other things, safeguarding and controlling the Fund’s cash and securities. Wasatch Funds pay State Street a custodian fee based upon assets and transactions of the Trust.

Legal Counsel to Wasatch Funds and Independent Trustees.  Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm.                                 , is the Trust’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Trust and reporting thereon.

Other Service Agreements.  The Trust, on behalf of the Fund, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Advisor and/or the Fund compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Fund.

PORTFOLIO MANAGERS

As described in the Prospectus, the Fund is managed by a team of Wasatch portfolio managers led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest.  The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of                 , 2011.

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]
Portfolio Manager	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)
Laura Geritz

1If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

2Includes each series of Wasatch Funds separately. None of the series of the Wasatch Funds charges a performance-based fee.

3For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed
Laura Geritz

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the Fund’s investments and the investments of any other fund or client accounts the Advisor or the Fund’s individual team members also manages, including Cross Creek Capital, L.P. (“Cross Creek”), a pooled investment vehicle whose general partner is an indirect wholly-owned subsidiary of the Advisor and may receive a performance based fee from Cross Creek. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit the Fund and/or other accounts. Additionally, some Funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Fund, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of             , 2011, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Fund that they manage.

¡	Base Salary. Each portfolio manager is paid a fixed base salary based on the individual’s experience and responsibilities.

¡

Performance-Based Bonus.       A large portion of a portfolio manager’s potential compensation is in the form of a performance-based bonus. The majority of the performance-based bonus is tied to the pre-tax performance of the Fund(s) he or she manages and the remaining small portion is tied to the average pre-tax performance of all of the Funds advised by the Advisor (the “team bonus”). Bonuses tied to the performance of the Fund(s) managed by the portfolio manager are paid based on the relevant Fund’s Morningstar (or other, where relevant) peer group ranking for the relative time period (1-year, 3-years and 5-years) while the team bonus is paid based on the average of the Morningstar peer group rankings for all Funds for the same time periods (1-year, 3-years and 5-years). Maximum one-year potential performance bonus is 2.7 to 4.0 times base salary. The potential bonus doubles, then triples, once 3-year and 5-year track records are established for each portfolio manager. A small portion (10%) of the portfolio managers bonus is a discretionary bonus based on culture attributes such as: teamwork, firm stewardship, people development and mentoring.

As shown in the table above, the portfolio managers manage multiple separate accounts in addition to the Fund. Performance-based bonuses for the Advisor’s portfolio managers are paid on the relative performance of the Fund(s) and separate accounts he or she manages. The Advisor minimizes any conflicts that arise due to the majority of performance-based compensation deriving from one account through its trading policies and procedures as described above.

¡	Profit Sharing. In addition to performance-based bonuses, portfolio managers receive profit sharing bonuses quarterly.

¡             Certain portfolio managers have profit sharing that is granted in units, with the profit sharing per unit tied to the Advisor’s dividend rate. The number of units granted to a portfolio manager depends upon his/her experience and responsibilities. Profit sharing rewards portfolio managers for their contribution to the success of the firm as a whole. These Profit Sharing bonuses are the smallest component of portfolio manager compensation at approximately 0.6 times base salary.

¡             Certain portfolio managers, primarily those who are principal shareholders of the Advisor, receive a significant proportion of their compensation in the form of profit sharing that is based on the profitability of the firm. This links their compensation more to the profitability of the firm than to the performance of their managed accounts. We believe that this is appropriate as each of these individuals has a key role in firm management and governance.

¡	Dividends. Portfolio managers who are shareholders in the Advisor also receive quarterly dividends. The dividend rate is determined by the Advisor’s Board of Directors.

¡

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

Portfolio Management Team Fund Ownership. As of the date of this SAI, the Portfolio Manager did not own any shares of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Trustees including the trustees that are disinterested persons (as defined in the 1940 Act) of the Trust.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Fund’s portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

During 2002 there was a shift in the brokerage industry toward trading securities in the OTC market on agency or commission-equivalent basis rather than on a principal or net price basis. OTC purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Fund), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Fund) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Fund) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain personnel of the Advisor provide investment advice to an affiliated private investment fund, Cross Creek, as members of an investment committee appointed by Cross Creek’s general partner, Cross Creek Capital GP (the “General Partner”). The General Partner is a wholly-owned subsidiary of the Advisor. From time to time the Fund and Cross Creek may co-invest in the same private company or the Fund may participate in an IPO for a company in which Cross Creek is already a shareholder

(each an “aggregated transaction”). The Advisor will generally allocate securities purchased in these aggregated transactions to client accounts (including the Fund and Cross Creek) using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain conflicts of interest will arise related to aggregated transactions. The Advisor will disclose to the Board of Trustees of the Fund the existence of all of the material facts relating to any conflicts of interest between the Advisor, the Fund and Cross Creek in any aggregated transaction to allow the independent trustees to approve the Fund’s participation in the aggregated transaction, before or after the transaction. The Board of Trustees has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various Funds and accounts. The Board of Trustees, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Funds from being systematically disadvantaged as a result of the aggregated transactions.

The Trust’s Board of Trustees has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Fund), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Fund) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year. As of the date of this SAI, the Fund did not acquire any stock of the Fund’s regular brokers or dealers.

OTHER INFORMATION

Wasatch Funds is a business trust organized under Massachusetts law and it is a successor in interest to Wasatch Funds, Inc., incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. Wasatch Funds is an open-end, registered management investment company under the 1940 Act.

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Under the Declaration of Trust, the number of authorized shares of each series and the number of shares of each series that may be issued shall be unlimited. Shares may be issued from time to time on such terms as the Trustees may deem advisable. The Trust shall have the right to refuse to issue shares at any time and for any reason or for no reason whatsoever.

The Trustees may divide or combine any issued or unissued shares of any series into a greater or lesser number; classify or reclassify any issued or unissued shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable. In addition, the Trustees shall have the full power and authority to establish additional series and classes of shares in the future, to change those series or classes and to determine the designations, rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a series established by the Trustees or redesignate any of the series without any action or consent of shareholders.

Rule 18f-3 under the 1940 Act permits open-end investment companies to issue multiple classes of shares, subject to certain conditions including that the investment company’s board of directors/trustees approve a written plan setting forth the separate arrangement and expense allocation of each class and any related conversion features or exchange features.

Currently, there are 19 series of the Trust authorized and outstanding. Consistent with the authority in the Declaration of Trust and Rule 18f-3, the Board has approved a multi-class plan (the “Multi-Class Plan”) pursuant to which the Board has established and designated two classes for each series, including the Fund, known as Institutional Class shares and Investor Class shares. The number of authorized shares of each class is unlimited. However, only three series of the Trust (the Wasatch Core Growth Fund, the Wasatch Large Cap Value Fund and the Wasatch Small Cap Value Fund) currently offer Institutional Class Shares. Accordingly, although the Board has established and designated two classes, the Fund currently only offers the Investor Class Shares. Under the Multi-Class Plan, each class of shares of a series of the Trust shall represent interests in the same portfolio of investments of such series and, except as otherwise set forth in the Multi-Class Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as set forth therein; (ii) the exclusive right of each class of shares to vote on matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; (iii) such differences related to eligible investors as may be set forth in the prospectus and statement of additional information of the series, as amended or supplemented from time to time; (iv) the designation of each class of shares; and (v) conversion features. Accordingly, each class of shares represents an interest in the same portfolio of investments of a fund. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights, except that shares of the Institutional Class, if available, held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized Fund officer, to shares of a class in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sale load, fee or other charge. Shares of a class of a Fund may be exchanged for shares of the same class of another fund of the Trust, provided the shareholder meets the minimum purchase requirements of the fund into which you are exchanging. Similarly, shareholders of a class of shares of a fund of the Trust who are eligible to hold shares of another class in the same fund or another series of the Trust may exchange their shares for the other class on the basis of relative net assets provided the shareholder meets the minimum purchase requirements and any other eligibility requirements for the fund being purchased. For federal income tax purposes, an exchange between different funds may constitute a sale or purchase of shares and result in a capital gain or loss and be a taxable event. An exchange between classes of shares of the same fund may not be considered a taxable event. Please consult with your own tax advisor for further information. The Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Board of Trustees may also from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class of a series that have been established by the Trustees; divide or combine the issued or unissued shares of any class of a series into a greater or lesser number; classify or reclassify any issued or unissued shares of any class of a series into one or more classes of such series; combine two or more classes of a series into a single class of such series; in each case without any action or consent of the shareholders.

Shareholders have the power to vote on the election or removal of Trustees to the extent and as provided in the Declaration of Trust and on any additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and fractional share shall be entitled to a proportionate fractional vote. Cumulative voting is not permitted in the election of Trustees or on any other matter submitted to a vote of the shareholders. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Each share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets, as defined in the Declaration of Trust, are allocated to such series), and shall be entitled to receive its pro rata share of the net assets of the series upon liquidation of the series as set forth in the Declaration of Trust. The shareholders shall not, as such holders, have any right to acquire, purchase, or subscribe for any shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by the Trust or Trustees. The Declaration of Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally responsible for the obligations of the Trust. More specifically, the Declaration of Trust provides that in case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust or applicable series shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.

There are 19 series of the Trust, one of which, Wasatch Frontier Emerging Small Countries Fund, is described in this SAI. The Trustees have authorized the issuance of Investor Class Shares for the Fund.

The Trust is not required to hold annual shareholder meetings. Meetings of shareholders of the Trust or of any series shall be called by order of the Trustees upon written request of shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders during the preceding twelve months.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the NAV (or the Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Fund’s accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Fund’s NAV is calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the joint Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board. In addition, the Fund may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.

The Fund’s portfolio securities are valued (and NAV per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s NAV next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of the Fund’s shares will be suspended during any period when the determination of its NAV is suspended pursuant to rules or orders of the

SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Fund will deduct a fee of 2.00% from redemption proceeds on shares held 90 days or less subject to certain exceptions. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Trustees). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement. The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (“AML”) laws, could not be determined within a reasonable time after the account was opened. The redemption fee does not apply to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program. The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements. The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account. The redemption fee does not apply in the event of a back office correction made to an account to provide a shareholder with the intended transaction. The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit. The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 90 days. The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange their shares of the Fund for shares of the Wasatch Federated Money Market Account (the “Money Market Fund”) as provided in the Prospectus.  UMBFS, in its capacity as Transfer Agent for the Fund, receives a service fee from the Money Market Fund at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from the Fund into the Money Market Fund. The Advisor receives a fee from the investment adviser of the Money Market Fund for certain administrative and recordkeeping services.

The Fund has authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Fund’s behalf. The Fund will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

The Trust has filed a notification of election under Rule 18f-1 of the 1940 Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund’s shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share NAV used in valuing the Fund’s shares tendered for redemption.

The method of computing the offering price of the Fund’s shares is net assets divided by shares outstanding which equals NAV per share (offering and redemption price).

Eligible Investments into Closed Funds

As described below, the Advisor may take action to periodically close or limit inflows into certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to Fund closings or reopenings on the Funds’ web site at least two weeks prior to the effective date. With regard to closed Funds, the below are examples of actions the Advisor or the Funds may take to control asset levels, to employ a Fund’s investment strategy, or in an effort to achieve a Fund’s investment objectives. Furthermore, each Fund reserves the right to reject any trade, whether direct or through an intermediary, if it determines that such trade or order is not in the best interests of a Fund or its shareholders. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any action taken to close or limit inflows in any Fund. Additionally, the Closed Product Exception Committee retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

Closing a Fund

The Advisor or the Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the Fund’s investment objective. For example, the Advisor or the Fund may:

•

Permit only existing shareholders to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Limit the ability to open new accounts through intermediary channels.

•	Limit shareholders’ ability to add to their accounts through the Automatic Investment Plan (“AIP”) or increase the AIP amount.

•

Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants.

•	Limit the ability of intermediaries and financial advisers to purchase shares for new and existing clients.

•	Prohibit new purchases by existing shareholders and new investors.

•	Limit exchange privileges.

Please see the Funds’ website (www.wasatchfunds.com) for additional information regarding any investments permitted in Funds that have been hard or soft closed.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Trust. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the Federal income tax treatment of assets to be invested in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. If the Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its investment company taxable income and realized net capital gains.

The Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account), in which case the tax may be deferred.

Distributions paid from the Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. The Fund will report the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the IRS will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum federal income tax rate of 15%. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Absent further legislation, the current maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares. The actual composition for tax reporting purposes will depend on the year end tax characterizations of dividends paid by certain securities held by the Fund and tax regulations.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

The Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If the Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Dividends paid by PFICs will not be treated as qualified dividend income.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject the Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, the Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, the Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for Federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. Federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after December 31, 2012, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2012, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as it’s standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund has not commenced operation as of the date of this SAI and therefore there are no financial statements for the Fund.

APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian Issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating the issuer, its guarantor or support-provider.

APPENDIX B

Wasatch Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Wasatch Funds Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios (each, a “Fund,” collectively, the “Fund”):

I.	Policy

It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s) , subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Trust. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Fund is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.        Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures.  The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.        Voting Record Reporting.  No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Fund during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest1, the Advisor and Sub-Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

1See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	Disclosures

A.	The Trust shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.

A statement disclosing that a description of the policy and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s web site.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted by Wasatch Funds Trust: November 11, 2009

Amended: January 28, 2009

Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

—

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

—	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
—	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

—	Long-term performance of the company.
—	Composition of the board and key committees.
—	Stock ownership by directors.
—	Decisions regarding executive pay and director compensation.
—	Corporate governance provisions and takeover activity.
—	Attendance at board meetings.
—	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

—	To declassify a board of directors.
—	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

—	Nominees who are independent and receive compensation for services other than serving as a director.
—	Nominees who attend less than 75% of board meetings without valid reasons for absences.
—	Nominees who are party to an interlocking directorship.
—	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

—	The estimated dollar cost for every award type under the proposed plan and all continuing plans.
—	The maximum shareholder wealth that would be transferred from the company to executives.
—	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.
—	Cash compensation pegged to market capitalization.
—

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

—	The repricing of stock options without shareholder approval.
—	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

—	Requesting the authorization of additional common stock.
—	To institute share repurchase plans.
—	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.	PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

—

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

—	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed
—	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy
—	Prepare a written report to the Audit Committee with respect to the results of this review

III.	PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the

1 Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;
b)	proxy statements received regarding client securities;
c)	records of votes they cast on behalf of clients;
d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;
e)	Record of the voting resolution of any conflict of interest;
f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;
g)	Training attendance records; and
h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

—	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111
—	E-mailing to proxyrequest@wasatchadvisors.com
—	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time
—	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Fund’s website at www.wasatchFund.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

PART C

OTHER INFORMATION

Item 28.	Exhibits

a-1.

Declaration of Trust of Wasatch Funds Trust (the “Registrant”) dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

a-2.

Amendment to Declaration of Trust of the Registrant dated December 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

a-3.

Designation of Classes Certificate is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

a-4.	Amended and Restated Designation of Series of Shares Certificate is filed herein.
b.

Bylaws of the Registrant dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

c.	Article IV of the Registrant’s Declaration of Trust and Articles V and VI of the Registrant’s Bylaws, which are filed herein as Exhibits (a)(1), (a)(2) and (b).
d-1.

Advisory and Service Contract by and between the Registrant and Wasatch Advisors, Inc. (the “Advisor”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

d-1(a).

Exhibit A to Advisory and Service Contract by and between the Registrant and the Advisor is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

d-2.

Sub-Advisory Agreement by and between the Advisor and Hoisington Investment Management Company is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

d-3.

Sub-Advisory Agreement by and between the Advisor and 1st Source Corporation Investment Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

e.

Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

f.	None.
g.

Custodian Agreement by and between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

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g-1.

Notice to Custodian Agreement by and between the Registrant and State Street incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

g-2.	Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Frontier Emerging Small Countries Fund to be filed by amendment.
h-1.

Administration Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-1(a).

Amended Schedule A to Administration Agreement by and between the Registrant and State Street incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

h-1(b).	Amended Schedule A to Administration Agreement by and between the Registrant and State Street on behalf of Wasatch Frontier Emerging Small Countries Fund to be filed by amendment.
h-2.

Investment Accounting Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-2(a).

Notice to Investment Accounting Agreement by and between the Registrant and State Street incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

h-2(b).	Notice to Investment Accounting Agreement by and between the Registrant and State Street on behalf of Wasatch Frontier Emerging Small Countries Fund to be filed by amendment.
h-3.

Transfer Agency Agreement by and between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-3(a).

Amended Schedule A to the Transfer Agency Agreement by and between the Registrant and UMB Fund Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

h-3(b).	Amended Schedule A to the Transfer Agency Agreement by and between the Registrant and UMB Fund Services, Inc. on behalf of Wasatch Frontier Emerging Small Countries Fund to be filed by amendment.
h-4.

Amended and Restated Expense Limitation Agreement by and between the Advisor and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

h-5.

Expense Limitation Agreement by and between the Advisor and the Registrant on behalf of the Wasatch Emerging India Fund incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

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i-1.

Opinion and consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

i-2.

Opinion and consent of Counsel with respect to the Wasatch Emerging India Fund incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

i-3.

Opinion and consent of Bingham McCutchen LLP with respect to the Wasatch Emerging India Fund incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

i-4.	Opinion and consent of Counsel with respect to share classes to be filed by amendment.
i-5.	Opinion and consent of Counsel with respect to the Wasatch Frontier Emerging Small Countries Fund to be filed by amendment.
j.	Not applicable.
k.	Not applicable.
l.	Not applicable.
m.	Not applicable.
n.

Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

p-1.

Code of Ethics of Wasatch Advisors, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

p-2.

Code of Ethics of Hoisington Investment Management Company is incorporated herein by reference to exhibit p-2 of Post-Effective Amendment No. 37 to the Predecessor Registrant’s Registration Statement on Form N-1A filed with the Commission on January 31, 2007.

p-3.

Code of Ethics of 1st Source Corporation Investment Advisors, Inc. is incorporated herein by reference to exhibit p-3 of Post-Effective Amendment No. 46 to the Predecessor Registrant’s Registration Statement on Form N-1A filed with the Commission on December 15, 2008.

q.	Powers of Attorney are is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Registrant is controlled by its Board of Trustees. Registrant neither controls any person nor is under common control with any other person.

Item 30.	Indemnification

Under Section 9.2 of the Registrant’s Declaration of Trust, no person who is or has been a Trustee, officer, or employee of the Registrant shall be subject to any personal liability whatsoever to any party, including natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political

3

subdivisions thereof, in each case whether domestic or foreign, (“Person”) other than the Registrant or its shareholders, in connection with the affairs of the Registrant; and all Persons shall look solely to the property of the Registrant or of a series for satisfaction of claims of any nature arising in connection with the affairs of the Registrant or such series.

The Declaration of Trust provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Registrant or the Trustees or any of them in connection with the Registrant shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Registrant’s shareholders shall be personally liable thereon.

The Declaration of Trust provides that all Persons extending credit to, contracting with or having any claim against the Registrant or a series shall look only to the assets of the property of the Registrant or such series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Registrant’s officers or employees, whether past, present or future, shall be personally liable therefor.

The Declaration of Trust provides that no person who is or has been a Trustee, officer or employee of the Registrant shall be liable to the Registrant or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Furthermore, the Declaration of Trust provides that without limiting the foregoing limitations of liability contained in Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Registrant or a series, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 9.5 of the Registrant’s Declaration of Trust provides that subject to certain exceptions and limitations, every person who is, or has been, a Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees or agents of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise, shall be indemnified by the Registrant or applicable series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and Other Connections of Investment Advisor

Wasatch Advisors, Inc.

Wasatch Advisors, Inc. (the “Advisor”) acted as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the eighteen series of the Registrant. The Advisor, organized in September 1975, has been in the business of investment management since November 1975. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr. is President and an interested Trustee of the Registrant and Chairman, Officer and Director of the Board of the Advisor.

Certain information regarding each officer and director of the Advisor including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

Name	Position with Advisor	Other Substantial Business, Profession, Vocation or Employment
Samuel S. Stewart, Jr., Ph.D.	Director and Chairman of the Board	- -
Jeff S. Cardon	Chief Executive Officer, President, Treasurer and Director	- -
Karey D. Barker	Vice President and Director	- -
Michael K. Yeates	Chief Financial Officer, Vice President and Director	- -
J.B. Taylor	Director	- -
Eric S. Bergeson	Director	- -
Daniel D. Thurber	General Counsel, Vice President, Secretary, Chief Compliance Officer and Director	- -
Roger D. Edgley	Director	- -
Gene Podsiadlo	Director	- -

For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Wasatch Advisors, Inc. - SEC File No. 801-11095.

Hoisington Investment Management Company

Hoisington Investment Management Company (“Hoisington” or the “Sub-Advisor”) is the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746. The principal executive officers of the Sub-Advisor and their positions are:

Name	Position with Sub-Advisor	Other Substantial Business, Profession, Vocation or Employment
Hoisington, Van, Robert	President	- -
Hoisington, Ethel, Jean	Vice President	- -
Bright, Janice, Teague	Senior Vice President	- -
Hunt, Lacy, Harris	Executive Vice President & Chief Compliance Officer	- -
Hoisington, Jr., Van, Robert	Executive Vice President	- -
Hoisington, David, Maxwell	Executive Vice President	- -

For further information relating to the Sub-Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Hoisington Investment Management Company - SEC File No. 801-15602

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1st Source Corporation Investment Advisors, Inc.

1st Source Corporation Investment Advisors, Inc. (“1st Source” or the “Sub-Advisor”)) is the sub-advisor to the Wasatch-1st Source Income Fund. 1st Source is located at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. The principal executive officers and directors of the Sub-Advisor and their positions are:

Name	Position with Sub-Advisor	Other Substantial Business, Profession, Vocation or Employment
Allen, Philip, Maxwell	Director	- -
Gifford, Paul, Wayne	Vice President/Chief Investment Officer/Secretary/Treasurer	- -
Lentych, Lawrence, Edward	Director	- -
Wessell, Steven, James	President	- -
Riboni, Bruno, Patrick	Vice President/Portfolio Manager	- -
Nelson, Robert, William	Vice President/Portfolio Manager	- -
Simon, Tamara, L.	Chief Compliance Officer	- -
Cooper, Jason, Werner	Investment Officer	- -
Tapley, Scott, Robert	Vice President/Portfolio Manager	- -

For further information relating to 1st Source please reference Form ADV filed under the Investment Advisers Act of 1940 by 1st Source – SEC File No. 801-60100.

Item 32.	Principal Underwriters

(a)	The sole principal underwriter for the Registrant is ALPS Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

ALPS ETF Trust
ALPS Variable Insurance Trust
Ameristock Mutual Fund, Inc.
AQR Funds
BBH Funds Trust
BLDRS Index Fund Trust
Caldwell & Orkin Funds, Inc.
Campbell Multi-Strategy Trust
Cook & Bynum Funds Trust
CornerCap Group of Funds
CRM Mutual Fund Trust
Cullen Funds
DIAMONDS Trust
EGA Global Shares Trust
Financial Investors Trust
Financial Investors Variable Insurance Trust
Firsthand Funds
Forward Funds
Grail Advisors ETF Trust
Heartland Group, Inc.
Hennsler Funds, Inc.
Holland Balanced Fund
IndexIQ Trust
IndexIQ ETF Trust
Laudus Trust
Laudus Institutional Trust

6

Milestone Funds
MTB Group of Funds
Oak Associates Funds
Pax World Funds Series Trust I
Pax World Funds Trust II
PowerShares QQQ 100 Trust Series 1
Scottish Widows Investment Partnership
SPDR Dow Jones Industrial Average ETF Trust
SPDR S&P 500 ETF Trust
SPDR S&P MidCap 400 ETF Trust
Select Sector SPDR Trust
Stonebridge Funds, Inc.
Stone Harbor Investment Funds
TDX Independence Funds, Inc.
WesMark Funds
Westcore Trust
Williams Capital Liquid Assets Fund
WisdomTree Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Thomas A. Carter	None	President, Director
Edmund J. Burke	None	Director
Spencer Hoffman	None	Director
Jeremy O. May	None	Executive Vice President, Director
John C. Donaldson	None	Executive Vice President, Chief Financial Officer

Tané T. Tyler	None	Senior Vice President, Secretary, General Counsel
Diana M. Adams	None	Senior Vice President, Controller, Treasurer
Bradley J. Swenson	None	Senior Vice President, Chief Compliance Officer
Kevin J. Ireland	None	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	None	Senior Vice President, National Sales Director-Investments
Robert J. Szydlowski	None	Senior Vice President, Chief Technology Officer
Erin Douglas	None	Vice President, Senior Associate Counsel
JoEllen Legg	None	Vice President, Associate Counsel
Paul F. Leone	None	Vice President, Assistant General Counsel
David T. Buhler	None	Vice President, Associate Counsel
James Stegall	None	Vice President, Institutional Sales Manager
Steven Price	None	Vice President, Deputy Chief Compliance Officer

            * All Addresses are 1290 Broadway, Suite 1100, Denver, Colorado 80203

(c)	None

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Item 33.	Location of Accounts and Records

1.	Wasatch Advisors, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111 and 44 Cook Street, Suite 611, Denver, CO 80206 (records relating to its function as investment advisor).
2.

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 and 4 Copley Place, Boston, MA 02116 (records relating to its function as custodian, administrator and fund accounting servicing agent).

3.	UMB Fund Services, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as transfer agent and shareholder servicing agent).
4.	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor).
5.	1st Source Corporation Investment Advisors, Inc., 100 North Michigan Street, South Bend, Indiana 46601 (records relating to its function as sub-advisor).
6.	Hoisington Investment Management Company, 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746 (records relating to its function as sub-advisor).

Item 34.	Management Services

Other than as set forth under the section “Management” in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Company” and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 35.	Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 61 under the Securities Act of 1933, as amended and Post-Effective Amendment No. 63 under the Investment Company Act of 1940, as amended to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, and the State of Utah on the 17th day of November 2011.

WASATCH FUNDS TRUST

By	/s/ Samuel S. Stewart
Samuel S. Stewart, Jr., Ph.D.,
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Samuel S. Stewart Samuel S. Stewart, Jr., Ph.D.	President and Trustee (principal executive officer)	November 17, 2011

/s/ Cindy B. Firestone Cindy B. Firestone	Treasurer (principal financial and accounting officer)	November 17, 2011

James U. Jensen* James U. Jensen, Esquire	Trustee	November 17, 2011

William R. Swinyard* William R. Swinyard	Trustee	November 17, 2011

D. James Croft* D. James Croft	Trustee	November 17, 2011

Miriam M. Allison* Miriam M. Allison	Trustee	November 17, 2011

/s/ Russell L. Biles

Russell L. Biles

Attorney-in-Fact

*Signed pursuant to powers of attorney are incorporated herein by reference to Exhibit (q) in Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

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Exhibit Index

a-4.	Amended and Restated Designation of Series of Shares Certificate

10